EXHIBIT 99.1

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The statistical information presented herein reflects the mortgage loans included in the pool of mortgage loans (the "Mortgage Loans") as of October 15, 1999, which includes the initial mortgage loans, the additional mortgage loans and the subsequent mortgage loans. As of October 1, 1999, the aggregate principal balance of the Mortgage Loans, assuming no prepayments and after deduction of scheduled principal payments due on or before that date, will be approximately $249,998,973 (the "Statistical Pool Principal Balance").

     The Mortgage Loans will have the characteristics set forth below. The loan-to-value ratios shown below were calculated based upon the lowest of (1) the appraised values of the mortgaged properties at the time of origination, taken together with a review appraisal performed prior to origination and (2) the purchase price of the mortgaged property.

MORTGAGE LOANS

     No Mortgage Loan has a scheduled maturity date later than October 2029.

     Approximately $60,583,103 or approximately 24.23% of the Mortgage Loans by Statistical Pool Principal Balance are mortgage loans that bear interest at a fixed rate (the "Fixed Rate Mortgage Loans").

     Approximately $950,348 or approximately 0.38% of the Mortgage Loans by Statistical Pool Principal Balance are mortgage loans that bear interest at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the "Six-Month LIBOR Loans"). The Six-Month LIBOR Loans have a periodic reset cap of 1.00%.

     Approximately $13,553,175 or approximately 5.42% of the Mortgage Loans by Statistical Pool Principal Balance are mortgage loans that bear interest at a fixed rate for two years after origination and thereafter at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the "2/28 Loans"). On the first adjustment date, approximately 98.41% of the 2/28 Loans will have a periodic reset cap of 1.50% and approximately 1.59% of the 2/28 Loans will have a periodic reset cap of 3.00%. After the first adjustment, the 2/28 Loans will have a periodic reset cap of 1.00%.

     Approximately $174,912,348 or approximately 69.97% of the Mortgage Loans by Statistical Pool Principal Balance are mortgage loans that bear interest at a fixed rate for three years after origination and thereafter at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the "3/27 Loans"). On the first adjustment date the 3/27 Loans will have a periodic reset cap of 3.00%. After the first adjustment, the 3/27 Loans will have a periodic reset cap of 1.00%.

     The Six-Month LIBOR Loans, the 2/28 Loans and the 3/27 Loans are collectively referred to herein as the "Adjustable Rate Mortgage Loans". The Fixed Rate Mortgage Loans and the Adjustable Rate Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

     Although none of the Mortgage Loans will be more than 30 days contractually past due as of October 1, 1999, approximately 95.31% of the Mortgage Loans (by Statistical Pool Principle Balance) did not have a first payment date prior to September 1, 1999 and thus could not be more than 30 days past due as of October 1, 1999. No Mortgage Loan will have a first payment date prior to May 1999.

     THE FOLLOWING INFORMATION SETS FORTH IN TABULAR FORMAT CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AS OF OCTOBER 1, 1999. DUE TO ROUNDING, PERCENTAGES IN THE COLUMNS ENTITLED "% OF STATISTICAL POOL PRINCIPAL BALANCE" MAY NOT TOTAL 100.00%.


                                  PROPERTY TYPE

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Property Type                     Loans      Principal Balance        Balance
-------------                   ---------    -----------------      -----------
Single Family Detached.......    1,781       $200,456,211.16          80.18%
Condo........................       66          6,640,066.58           2.66
Duplex.......................       80          8,515,375.49           3.41
Triplex......................       19          2,603,895.21           1.04
PUD..........................       152         24,817,449.91          9.93
PUD Project..................       27          3,287,403.30           1.31
Single Family 4-unit.........       17          2,498,648.92           1.00
Manufactured Housing.........       17          1,179,922.62           0.47
                                    --          ------------           ----
       Totals:...............    2,159       $249,998,973.19         100.00%
                                 =====       ===============         ======




                               OCCUPANCY TYPE (1)

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Occupancy Type                    Loans      Principal Balance        Balance
--------------                  ---------    -----------------      -----------

Owner.........................    1,968       $235,720,807.60          94.29%
Investor......................      172         12,423,394.41           4.97
Second Home...................       19          1,854,771.18           0.74
                                  -----       ---------------         ------
       Totals:................    2,159       $249,998,973.19         100.00%
                                  =====       ===============         ======

----------------

(1) Based upon representations made by the related mortgagors at the time of origination of such mortgage loans.

                             LOAN-TO-VALUE RATIOS(1)

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Loan-to-Value Ratio               Loans      Principal Balance        Balance
-------------------             ---------    -----------------      -----------

Less than or equal to 25.00%....      9       $   367,794.46           0.15%
25.01% - 30.00%.................      3           166,983.50           0.07
30.01% - 35.00%.................      7           359,556.76           0.14
35.01% - 40.00%.................     18           873,135.47           0.35
40.01% - 45.00%.................     18         1,003,227.19           0.40
45.01% - 50.00%.................     15           994,173.82           0.40
50.01% - 55.00%.................     23         2,367,219.59           0.95
55.01% - 60.00%.................     66         4,807,367.75           1.92
60.01% - 65.00%.................    164        15,441,669.67           6.18
65.01% - 70.00%.................    155        16,474,578.39           6.59
70.01% - 75.00%.................    323        35,321,328.41          14.13
75.01% - 80.00%.................    493        58,544,631.95          23.42
80.01% - 85.00%.................    463        54,941,890.65          21.98
85.01% - 90.00%.................    382        56,024,685.49          22.41
90.01% - 95.00%.................      8           880,736.45           0.35
95.01% - 100.00%................     12         1,429,993.64           0.57
                                  -----       ---------------        ------
       Totals:..................  2,159      $249,998,973.19         100.00%
                                  =====       ==============         ======
-------------------

(1) The loan-to-value ratios ("LTVS") shown above are equal, with respect to each mortgage loan, to (i) the original principal balance of such mortgage loan at the date of origination divided by (ii) the lowest of (a) the value of the related mortgaged property, based upon the appraisal made at the time of origination of such mortgage loan, taken together with a review appraisal performed prior to origination and (b) the purchase price of such mortgaged property.

     The weighted average LTV of the Mortgage Loans is approximately 79.61%.

                               PRINCIPAL BALANCES

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Principal Balances                Loans      Principal Balance        Balance
------------------              ---------    -----------------      -----------
$0.01      - $50,000.00.......      408       $ 15,214,400.86          6.09%
50,000.01  - 100,000.00.......      799         58,672,525.53          23.47
100,000.01 - 150,000.00.......      424         52,095,006.32          20.84
150,000.01 - 200,000.00.......      242         41,818,138.61          16.73
200,000.01 - 250,000.00.......      114         25,663,169.71          10.27
250,000.01 - 300,000.00.......       76         20,859,231.22           8.34
300,000.01 - 350,000.00.......       44         14,296,881.21           5.72
350,000.01 - 400,000.00.......       28         10,689,732.09           4.28
400,000.01 - 450,000.00.......       16          6,774,876.15           2.71
450,000.01 - 500,000.00.......        8          3,915,011.49           1.57
                                  -----         -------------          -----
  Totals:.....................    2,159       $249,998,973.19         100.00%
                                  =====       ===============         ======

     The principal balances of the Mortgage Loans at origination ranged from $17,250 to $500,000. The principal balances of the Mortgage Loans ranged from $17,243 to $499,589 as of October 1, 1999.

                           GEOGRAPHIC DISTRIBUTION(1)

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Georgraphic Area                  Loans      Principal Balance        Balance
----------------                ---------    -----------------      -----------
Alabama................              39        $  2,823,239.83          1.13%
Alaska.................               4             568,485.89          0.23
Arizona................             187          20,591,341.75          8.24
Arkansas...............              11             709,254.19          0.28
California.............             394          76,774,923.66         30.71
Colorado...............              80          10,688,493.48          4.28
Connecticut............              37           4,944,957.88          1.98
District of Columbia...              10             941,338.32          0.38
Florida................              77           6,905,942.95          2.76
Georgia................              45           4,105,586.07          1.64
Idaho..................               3             191,728.67          0.08
Illinois...............              86           8,267,368.90          3.31
Indiana................              41           2,816,235.47          1.13
Iowa...................              15             936,759.59          0.37
Kansas.................              18           1,639,783.64          0.66
Kentucky...............               7             535,718.46          0.21
Louisiana..............              26           1,610,859.97          0.64
Maine..................              25           2,620,782.98          1.05
Maryland...............              34           3,552,483.27          1.42
Massachusetts..........              39           4,948,126.95          1.98
Michigan...............              72           6,123,848.90          2.45
Minnesota..............              27           2,976,408.05          1.19
Mississippi............              31           1,886,172.84          0.75
Missouri...............              63           4,155,915.00          1.66
Montana................               6             389,051.61          0.16
Nebraska...............              24           1,400,019.56          0.56
Nevada.................              45           5,812,014.47          2.32
New Hampshire..........              10           1,436,287.32          0.57
New Jersey.............              54           8,375,002.52          3.35
New Mexico.............              26           2,695,656.91          1.08
New York...............              87          10,615,243.41          4.25
North Carolina.........              51           4,490,397.69          1.80
North Dakota...........               1              43,500.00          0.02
Ohio...................             101           7,317,473.31          2.93
Oklahoma...............              23           1,261,123.68          0.50
Oregon.................              18           2,003,274.89          0.80
Pennsylvania...........              53           3,446,158.50          1.38
Rhode Island...........               3             303,017.56          0.12
South Carolina.........              25           1,751,911.86          0.70
Tennessee..............              26           1,504,509.61          0.60
Texas..................              54           4,146,383.23          1.66
Utah...................              43           4,660,957.79          1.86
Vermont................               4             278,405.35          0.11
Virginia...............              39           4,090,936.95          1.64
Washington.............              78          11,372,397.97          4.55
West Virginia..........              10             589,804.04          0.24
Wisconsin..............               5             549,430.54          0.22
Wyoming................               2             150,257.71          0.06
                                  -----        ---------------        ------
     Totals:...........           2,159        $249,998,973.19        100.00%
                                  =====        ===============        ======

------------------


(1) Determined by property address designated in the related Mortgage.

                              MORTGAGE RATES OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS


                                 Number of                              % of
                                Adjustable                          Statistical
                                   Rate                                 Pool
                                 Mortgage                            Principal
Mortgage Rates                    Loans      Principal Balance        Balance
--------------                  ---------    -----------------      -----------
7.000%  - 7.499%..........           7       $   1,371,522.15           0.72%
7.500%  - 7.999%..........          35           5,255,391.80           2.77
8.000%  - 8.499%..........          46           7,914,191.89           4.18
8.500%  - 8.999%..........         163          27,663,230.05          14.60
9.000%  - 9.499%..........         106          15,552,350.50           8.21
9.500%  - 9.999%..........         359          48,682,953.97          25.70
10.000% - 10.499%.........         184          20,271,837.72          10.70
10.500% - 10.999%.........         364          38,538,105.51          20.35
11.000% - 11.499%.........         126          11,498,448.52           6.07
11.500% - 11.999%.........         112          8,929,855.80            4.71
12.000% - 12.499%.........          15          1,136,354.07            0.60
12.500% - 12.999%.........           5            436,352.43            0.23
13.000% - 13.499%.........           7            310,765.22            0.16
13.500% - 13.999%.........          24          1,564,394.81            0.83
14.000% - 14.499%.........           2            290,115.98            0.15
                                 -----       ---------------         -------
       Totals:............       1,555       $189,415,870.42         100.00%
                                 =====       ===============         ======

     The mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 7.000% to approximately 14.375% and the weighted average mortgage rate is approximately 9.946%.

                              MORTGAGE RATES OF THE
                            FIXED RATE MORTGAGE LOANS

                                                                        % of
                                 Number of                           Statistical
                                Fixed Rate                              Pool
                                 Mortgage                            Principal
Mortgage Rates                    Loans      Principal Balance        Balance
--------------                  ---------    -----------------      -----------
7.000%  -  7.499%.............        6       $   832,508.24            1.37%
7.500%  -  7.999%.............       19         2,339,121.96            3.86
8.000%  -  8.499%.............       34         4,476,749.59            7.39
8.500%  -  8.999%.............      122        17,107,347.74           28.24
9.000%  -  9.499%.............       36         4,046,612.87            6.68
9.500%  -  9.999%.............      107        11,025,754.97           18.20
10.000% -  10.499%............       57         4,234,030.85            6.99
10.500% -  10.999%............       87         7,193,856.51           11.87
11.000% -  11.499%............       54         3,743,368.40            6.18
11.500% -  11.999%............       46         3,320,700.95            5.48
12.000% -  12.499%............       20         1,528,207.94            2.52
12.500% -  12.999%............        3           150,184.82            0.25
13.000% -  13.499%............        5           267,461.87            0.44
13.500% -  13.999%............        7           271,379.17            0.45
14.000% -  14.499%............        1            45,816.89            0.08
                                    ---        -------------           -----
       Totals:................      604       $60,583,102.77           100.00%
                                    ===       ==============           ======

     The mortgage rates of the Fixed Rate Mortgage Loans range from approximately 7.000% to approximately 14.125% and the weighted average mortgage rate is approximately 9.668%.

               GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                 Number of                              % of
                                Adjustable                          Statistical
                                   Rate                                 Pool
                                 Mortgage                            Principal
Gross Margins                     Loans      Principal Balance        Balance
--------------                  ---------    -----------------      -----------
5.000%       -  5.249%.........      1            $315,808.56          0.17%
5.250%       -  5.499%.........      2             106,411.54          0.06
5.500%       -  5.749%.........      9           1,326,944.38          0.70
5.750%       -  5.999%.........     53           7,965,955.59          4.21
6.000%       -  6.249%.........     50           7,103,328.25          3.75
6.250%       -  6.499%.........    116          16,058,569.47          8.48
6.500%       -  6.749%.........    199          23,126,939.05         12.21
6.750%       -  6.999%.........    337          34,362,839.72         18.14
7.000%       -  7.249%.........    256          32,803,298.43         17.32
7.250%       -  7.499%.........    300          39,753,985.05         20.99
7.500%       -  7.749%.........    101          12,382,785.02          6.54
7.750%       -  7.999%.........    128          13,902,423.75          7.34
8.000%       -  8.249%.........      1             138,000.00          0.07
8.250%       -  8.499%.........      2              68,581.61          0.04
                                 -----        ---------------         ------
       Totals:.................  1,555        $189,415,870.42         100.00%
                                 =====        ===============         ======

     The gross margins for the Adjustable Rate Mortgage Loans range from approximately 5.000% to approximately 8.250% and the weighted average gross margin is approximately 6.893%.

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS



                                 Number of                              % of
                                Adjustable                          Statistical
                                   Rate                                 Pool
                                 Mortgage                            Principal
Maximum Mortgage Rates            Loans      Principal Balance        Balance
----------------------          ---------    -----------------      -----------
13.500% -  13.999%.............      6       $    944,022.15            0.50%
14.000% -  14.499%.............     36          5,682,891.80           3.00
14.500% -  14.999%.............     45          7,839,346.31           4.14
15.000% -  15.499%.............    163         27,684,338.54          14.62
15.500% -  15.999%.............    106         15,443,062.53           8.15
16.000% -  16.499%.............    359         48,782,257.30          25.75
16.500% -  16.999%.............    184         20,097,072.00          10.61
17.000% -  17.499%.............    363         38,606,297.23          20.38
17.500% -  17.999%.............    127         11,605,022.52           6.13
18.000% -  18.499%.............    112          8,929,855.80           4.71
18.500% -  18.999%.............     15          1,136,354.07           0.60
19.000% -  19.499%.............      5            436,352.43           0.23
19.500% -  19.999%.............      8            366,654.13           0.19
20.000% -  20.499%.............     23          1,508,505.90           0.80
20.500% -  20.999%.............      2            290,115.98           0.15
21.000% -  21.499%.............      1             63,721.73           0.03
                                 -----       --------------          ------
     Total.....................  1,555       $189,415,870.42         100.00%
                                 =====       ===============         ======

     The maximum mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 13.500% to approximately 21.000% and the weighted average maximum mortgage rate is approximately 16.450%.

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS



                                 Number of                              % of
                                Adjustable                          Statistical
                                   Rate                                 Pool
                                 Mortgage                            Principal
Minimum Mortgage Rates            Loans      Principal Balance        Balance
----------------------          ---------    -----------------      -----------
7.000%  -  7.499%.............      7        $ 1,371,522.15             0.72%
7.500%  -  7.999%.............      35         5,255,391.80             2.77
8.000%  -  8.499%.............      46         7,914,191.89             4.18
8.500%  -  8.999%.............     163        27,663,230.05            14.60
9.000%  -  9.499%.............     106        15,552,350.50             8.21
9.500%  -  9.999%.............     360        48,809,231.44            25.77
10.000% -  10.499%............     184        20,271,837.72            10.70
10.500% -  10.999%............     363        38,411,828.04            20.28
11.000% -  11.499%............     126        11,498,448.52             6.07
11.500% -  11.999%............     112         8,929,855.80             4.71
12.000% -  12.499%............      15         1,136,354.07             0.60
12.500% -  12.999%............       5           436,352.43             0.23
13.000% -  13.499%............       7           310,765.22             0.16
13.500% -  13.999%............      24         1,564,394.81             0.83
14.000% -  14.499%............       2           290,115.98             0.15
                                  -----       -------------           ------
       Totals:................    1,555      $189,415,870.42          100.00%
                                  =====      ===============          ======

     The minimum mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 7.000% to approximately 14.375% and the weighted average minimum rate is approximately 9.945%.

                          MONTH OF NEXT RATE ADJUSTMENT
                     FOR THE ADJUSTABLE RATE MORTGAGE LOANS

                                 Number of                              % of
                                Adjustable                          Statistical
                                   Rate                                 Pool
                                 Mortgage                            Principal
Month                             Loans      Principal Balance        Balance
-----                           ---------    -----------------      -----------
November 1999.................       1       $     53,737.09            0.03%
January 2000..................       2             92,325.63            0.05
March 2000....................       4            497,007.49            0.26
April 2000....................       3            307,277.47            0.16
April 2001....................       1             54,860.07            0.03
May 2001......................       2            197,253.92            0.10
June 2001.....................       5            740,370.91            0.39
July 2001.....................       6            612,611.95            0.32
August 2001...................       5            427,753.55            0.23
September 2001................      70          6,781,885.12            3.58
October 2001..................      51          4,738,439.00            2.50
April 2002....................       1             83,815.52            0.04
May 2002......................       2            309,903.87            0.16
June 2002.....................      16          1,909,668.80            1.01
July 2002.....................      33          4,536,303.24            2.39
August 2002...................      81         10,113,076.40            5.34
September 2002................     762         93,075,990.39           49.14
October 2002..................     510         64,883,590.00           34.25
                                   ---       ---------------          ------
       Totals:................   1,555       $189,415,870.42          100.00%
                                 =====       ===============          ======

                               DOCUMENTATION TYPE

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Documentation Type                Loans      Principal Balance        Balance
------------------              ---------    -----------------      -----------
Full Documentation..............  1,516      $166,314,607.71           66.53%
Lite Documentation..............     60         8,848,722.42            3.54
Stated Documentation............    372        46,073,406.70            18.43
Full Alternative Documentation..    111        18,226,339.21            7.29
Simple 65 Documentation.........     64         3,688,672.72            1.48
No Ratio Documentation..........     36         6,847,224.43            2.74
                                   ----      ----------------         ------
       Totals:..................  2,159      $249,998,973.19          100.00%
                                  =====      ===============          ======




                                  LOAN PURPOSE

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Loan Type                         Loans      Principal Balance        Balance
---------                       ---------    -----------------      -----------
Purchase...................         752       $ 92,432,961.27          36.97%
Rate-term Refinance........         463         50,379,438.22          20.15
Cash-out Refinance.........         944        107,186,573.70          42.87
                                  -----       ---------------         ------
       Totals:.............       2,159       $249,998,973.19         100.00%
                                  =====       ===============         ======

                                  CREDIT GRADE

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Risk Category                     Loans      Principal Balance        Balance
-------------                   ---------    -----------------      -----------
Alt A........................      200       $ 28,979,897.12           11.59%
A-...........................    1,094        140,995,670.92           56.40
B............................      642         64,003,711.14           25.60
C............................      180         13,329,989.73            5.33
D............................       43          2,689,704.28            1.08
                                 -----         ------------           ------
       Totals:...............    2,159       $249,988,973.19          100.00%
                                 =====       ===============          ======




        INITIAL PERIODIC RESET CAP OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                        % of
                                                                    Statistical
                                Number of                               Pool
                                 Mortgage                            Principal
Rate (%)                          Loans      Principal Balance        Balance
--------                        ---------    -----------------      -----------
1.000.........................       10      $    950,347.68            0.50%
1.500.........................      138        13,338,302.38            7.04
3.000.........................    1,407       175,127,220.36           92.46
                                  -----       --------------          ------
       Totals:................    1,555      $189,415,870.42          100.00%
                                  =====      ===============          ======